UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

March 7, 2023

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	4450 Excelsior Boulevard, Suite 100 St. Louis Park, Minnesota (Address of principal executive offices)	55416 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 Par Value Depositary Shares, each representing a 1/100th interest in a share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	BWB BWBBP	The NASDAQ Stock Market LLC The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01           Changes in Company’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm

On December 20, 2022, the Audit Committee (the “Committee”) of the Board of Directors of Bridgewater Bancshares, Inc. (the “Company”) approved the dismissal of the Company’s current independent registered public accounting firm, CliftonLarsonAllen LLP (“CLA”), upon completion of the audit of the Company’s consolidated financial statements for the year ending December 31, 2022. On March 6, 2023, CLA completed its audit services for the Company and, as a result, the Company’s retention of CLA as its independent registered public accounting firm ended.

The reports of CLA on the Company’s consolidated financial statements as of and for the years ended December 31, 2022 and 2021 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with CLA’s audits during the years ended December 31, 2022 and 2021, and through the date of the Committee's action dismissing CLA, there have been no (a) “disagreements” (within the meaning of Item 301(a)(1)(iv) of Regulations S-K) with CLA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to CLA’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements, or (b) "reportable events" requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K.

The Company provided CLA with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K, and requested that CLA furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not CLA agrees with the statements related to them made by the Company in this report. A copy of CLA’s letter to the SEC dated March 7, 2023 is attached as Exhibit 16.1 to this report.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 16.1	Letter to SEC from CliftonLarsonAllen LLP dated March 7, 2023
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: March 7, 2023
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman, Chief Executive Officer and President

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